SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                       ----------------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of Report (Date of earliest event reported): April 30, 2003

                                   ----------


                          VISHAY INTERTECHNOLOGY, INC.
             (Exact name of registrant as specified in its charter)




           Delaware                      1-7416                  38-1686453
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
 incorporation or organization)                              identification no.)




             63 Lincoln Highway
             Malvern, Pennsylvania                                 19355-2120
    (Address of principal executive offices)                       (Zip code)

       Registrant's telephone number, including area code: (610) 644-1300





         (Former name or former address, if changed since last report.)

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Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit No.       Description
-----------       -----------

99.1 Press release issued by Vishay Intertechnology, Inc., dated April 30, 2003, announcing first quarter 2003 results.

Item 9.  Regulation FD Disclosure.

      On April 30, 2003, Vishay Intertechnology, Inc. (the "Company") issued the press release attached hereto as Exhibit 99.1, which is incorporated into this
Item 9 by reference, reporting the financial results of the Company for the quarter ended March 31, 2003.

      The information provided under this Item 9 and the accompanying exhibit are being furnished under Item 12 of Form 8-K, "Results of Operations and Financial Condition," but are being furnished under Item 9 of Form 8-K in place of Item 12 in accordance with interim guidance provided by the Securities and Exchange Commission in Release No. 33-8216 issued March 27, 2003.

                                    SIGNATURE


      Pursuant to the requirements of the Securities Exchange Act of 1934, Vishay Intertechnology, Inc. has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 2, 2003

                                    VISHAY INTERTECHNOLOGY, INC.



                                    By: /s/ Avi D. Eden
                                       --------------------------
                                        Avi D. Eden
                                        Executive Vice President

                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

99.1 Press release issued by the Company, dated April 30, 2003, announcing first quarter 2003 results.